UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                      __________________________________

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934

                      __________________________________


                               DATE OF REPORT

              (DATE OF EARLIEST EVENT REPORTED):  MARCH 4, 1996



                        APPLIED MAGNETICS CORPORATION

            (Exact Name of Registrant as Specified in its Charter)



              DELAWARE            1-6635              95-1950506
            (State or Other     (Commission          (IRS Employer
            Jurisdiction of     File Number)      Identification No.)
            Incorporation)



                              75 ROBIN HILL ROAD

                          GOLETA, CALIFORNIA  93117

                   (Address of Principal Executive Offices)



                        REGISTRANT'S TELEPHONE NUMBER,
                     INCLUDING AREA CODE:  (805) 683-5353







                           Exhibit Index on Page 3


                                 Page 1 of 4

       Item 5.   OTHER EVENTS

                 On March 4, 1996, Applied Magnetics Corporation announced that it plans to raise $100 million through the sale of convertible subordinated notes to institutional investors and non-U.S. investors for repaying debt and for working capital and other general corporate purposes, including capital expenditures for increases in the production of MR and advanced inductive thin film products.

       Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits.


       Exhibit No.         Description of Exhibit
       -----------         ----------------------
           99              Press Release dated March 4, 1996
                           announcing Applied Magnetics Corporation's plans to raise $100 million through the sale of convertible subordinated notes to institutional investors and non-U.S.
                           investors for repaying debt and for working capital and other general corporate purposes, including capital expenditures for increases in the production of MR and advanced inductive thin film products.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                APPLIED MAGNETICS CORPORATION



                                By:  /s/ Craig D. Crisman
                                     -------------------------
                                     Craig D. Crisman
                                     Chairman of the Board and
                                     Chief Executive Officer
                                     (Principal Financial Officer)


       Dated:  March 11, 1996











                                 Page 2 of 4

                              INDEX TO EXHIBITS

                                                         Sequentially
       Exhibit                                             Numbered
       Number         Description of Exhibit                 Page
       -------        ----------------------             -------------

        99            Press Release dated March 4, 1996
                      announcing Applied Magnetics
                      Corporation's plans to raise $100
                      million through the sale of
                      convertible subordinated notes to
                      institutional investors and non-
                      U.S. investors for repaying debt
                      and for working capital and other
                      general corporate purposes,
                      including capital expenditures
                      for increases in the production
                      of MR and advanced
                      inductive thin film products.              4






































                                 Page 3 of 4

                                  EXHIBIT 99


       FOR IMMEDIATE RELEASE              Contact:  Craig D. Crisman
                                                    CEO and Chairman
                                                    805/683-5353


            GOLETA, CALIFORNIA, March 4, 1996 - APPLIED MAGNETICS

       CORPORATION (NYSE:APM) announced plans to raise $100 million through the sale of convertible subordinated notes to

       institutional investors and non-U.S. investors.

            The notes will be convertible into Applied Magnetics

       common stock and will have a ten-year term.

            Neither the notes nor the common stock issuable upon

       conversion have been registered under the Securities Act of

       1933.  Accordingly, these securities may not be offered or sold in the United States or to any U.S. person absent registration or an applicable exemption from the registration requirements of the Act.

            Craig Crisman, Chairman and CEO, said "Proceeds from the

       sale of the notes will be used to repay debt and for working capital and other general corporate purposes, including capital expenditures for increases in the production of MR and advanced inductive thin film products."

            Applied Magnetics Corporation, headquartered in Goleta,

       California, is a major independent supplier of magnetic

       recording heads for the disk drive applications for the

       worldwide data storage segment of the computer industry.



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                                 Page 4 of 4